Exhibit 99(q)

Exhibits

(a)(1)     Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust of ING Mutual Funds (addition of Class R shares to ING Emerging Countries Fund, ING Global Bond Fund, ING Global Equity Dividend Fund, ING Natural Resources, ING Global Opportunities Fund, ING Global Real Estate Fund, ING Global Value Choice, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund, ING International Value Choice Fund and ING Russia Fund; and to add Class W shares to ING Greater China Fund, ING Index Plus International Equity Fund, and ING Russia Fund.) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2011 and incorporated herein by reference.

(e)(1)     Reduction Letter dated March 1, 2011 with regard to ING International Capital Appreciation Fund to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2011 and incorporated herein by reference.

(e)(2)     Reduction Letter dated March 1, 2011 with regard to ING International SmallCap Multi-Manager Fund to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2010 and incorporated herein by reference.

(e)(3)     Amended Schedule A dated September 30, 2011 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments LLC – Filed as an exhibit to Post-Effective Amendment No. 152 on September 30, 2011 and incorporated herein by reference.

(e)(4)     Sub-Advisory Agreement dated July 1, 2011 between ING Investments LLC and CBRE Clarion Securities LLC - Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2011 and incorporated herein by reference.

(e)(5)     Sub-Advisory Agreement dated September 30, 2011 between ING Investments LLC and Delaware Management Company - Filed as an exhibit to Post-Effective Amendment No. 152 on September 30, 2011 and incorporated herein by reference.

(e)(6)     Sub-Advisory Agreement dated September 30, 2011 between ING Investments LLC and J.P. Morgan Investment Management Inc. - Filed as an exhibit to Post-Effective Amendment No. 152 on September 30, 2011 and incorporated herein by reference.